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                                                                              Exhibit 21.1

                             SUBSIDIARIES OF THE STORAGE TRUST REALTY AND
                                     OWNERSHIP OF SUBSIDIARY STOCK

            Subsidiaries of the Storage Trust Realty (the "Company"):

                                             Jurisdiction of                      Percentage of Ownership by the
        Legal Name                             Organization                         Company or other Subsidiary
----------------------------------           ---------------                   ----------------------------------
Storage Trust Properties, L.P.                    Delaware                     94.74% of units (the general
(the "Operating Partnership")                                                  partnership interest) held by the
                                                                               Company

Storage Realty Management Co.                     Delaware                     5% of common stock held and
                                                                               100% of preferred stock held by
                                                                               the Operating Partnership

STR Management Corporation                        Missouri                     100% of stock held by the Company

Storage Trust Investments, L.P.                   Missouri                     1% general partnership interest held
                                                                               by STR Management Corporation
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership

STR Management Corporation                        Tennessee                    100% of stock held by the Company
 of Tennessee

Storage Trust Investments -                       Tennessee                    1% general partnership interest held by
 Tennessee, L.P.                                                               STR Management Corporation of Tennessee
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership

STR Management Corporation                        Florida                      100% of stock held by the Company
 of Florida

Storage Trust Investments -                       Florida                      1% general partnership interest held by
Florida, Limited Partnership                                                   STR Management Corporation of Florida
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership
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                                    SUBSIDIARIES OF THE COMPANY AND
                                      OWNERSHIP OF SUBSIDIARY STOCK

            Subsidiaries of the Company: (continued)

                                             Jurisdiction of                      Percentage of Ownership by the
        Legal Name                             Organization                         Company or other Subsidiary
----------------------------------           ---------------                   ----------------------------------
STR Management Corporation                        Kentucky                     100% of stock held by the Company
 of Kentucky

Storage Trust Investments -                       Kentucky                     1% general partnership interest held by
  Kentucky, L.P.                                                               STR Management Corporation of Kentucky
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership

STR Management Corporation                        Kansas                       100% of stock held by the Company
 of Kansas

Storage Trust Investments -                       Kansas                       1% general partnership interest held by
Kansas, L.P.                                                                   STR Management Corporation of Kansas
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership

STR Management Corporation                        Wisconsin                    100% of stock held by the Company
 of Wisconsin

Storage T Investments -                           Wisconsin                    1% general partnership interest held by
Wisconsin, Limited Partnership                                                 STR Management Corporation of Wisconsin
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership

STR Management Corporation                        Georgia                      100% of stock held by the Company
 of Georgia

Storage Trust Investments -                       Georgia                      1% general partnership interest held by
Georgia, L.P.                                                                  STR Management Corporation of Georgia
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership
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                                    SUBSIDIARIES OF THE COMPANY AND
                                      OWNERSHIP OF SUBSIDIARY STOCK

            Subsidiaries of the Company: (continued)

                                             Jurisdiction of                      Percentage of Ownership by the
        Legal Name                             Organization                         Company or other Subsidiary
----------------------------------           ---------------                   ----------------------------------
Storage Management Corporation                    Illinois                     100% of stock held by the Company
 of Illinois

Storage T Investments -                           Illinois                     1% general partnership interest held by
 Illinois, L.P.                                                                Storage Management Corporation of Illinois
                                                                               99% limited partnership interest
                                                                               held by the Operating Partnership


                                    SUBSIDIARIES OF THE COMPANY AND
                                      OWNERSHIP OF SUBSIDIARY STOCK

            Affiliates of the Company:

                                             Jurisdiction of                      Percentage of Ownership by the
        Legal Name                             Organization                         Company or other Subsidiary
----------------------------------           ---------------                   ----------------------------------
Fountainbleau Storage Associates                  Louisiana                    15% partnership interest held by
                                                                               the Operating Partnership

Marian Ridge IV, L.L.C.                           Missouri                     25% membership interest held by
                                                                               the Operating Partnership



          Name of Business:

          Operations at the properties are conducted under name Storage Trust Properties, L.P.
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